SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           WINLAND ELECTRONICS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                            WINLAND ELECTRONICS, INC.
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 13, 1999
                             -----------------------


TO THE SHAREHOLDERS OF WINLAND ELECTRONICS, INC.:

         The 1999 Annual Meeting of Shareholders of Winland Electronics, Inc. will be held at the Company's corporate offices located at 1950 Excel Drive, Mankato, Minnesota, at 7:00 p.m. on Thursday, May 13, 1999, for the following purposes:

         1. To set the number of members of the Board of Directors at seven (7).

         2.       To elect members of the Board of Directors.

         3. To take action on any other business that may properly come before the meeting or any adjournment thereof.

         Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1998 Annual Report to Shareholders.

         Only shareholders of record as shown on the books of the Company at the close of business on March 22, 1999 will be entitled to vote at the 1999 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the 1999 Annual Meeting. Whether or not you plan to attend the 1999 Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help your Company avoid the unnecessary expense of further requests for proxies.

                                 BY ORDER OF THE BOARD OF DIRECTORS,


                                 W. Kirk Hankins
                                 Chairman and Chief Executive Officer

Dated:   April 2, 1999
         Mankato, Minnesota

                            WINLAND ELECTRONICS, INC.
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 13, 1999
                             -----------------------

         The accompanying Proxy is solicited by the Board of Directors of Winland Electronics, Inc. (the "Company") for use at the 1999 Annual Meeting of Shareholders of the Company to be held on Thursday, May 13, 1999, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the 1999 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of the Company or by filing a later dated written Proxy with an officer of the Company. Personal attendance at the 1999 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 1999 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

         The mailing address of the principal executive office of the Company is 1950 Excel Drive, Mankato, Minnesota 56001. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about April 2, 1999.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 22, 1999 as the record date for determining shareholders entitled to vote at the 1999 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 1999 Annual Meeting. At the close of business on March 22, 1999, there were 2,891,786 shares of the Company's Common Stock, par value $.01 per share, issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 1999 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.


               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table provides information as of March 22, 1999 concerning the beneficial ownership of the Company's Common Stock by (i) the persons known by the Company to own more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee of the Company, (iii) the named executive officers in the Summary Compensation Table and (iv) all current executive officers and directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name (and Address of 5%               Number of Shares              Percent
Owner) or Identity of Group           Beneficially Owned(1)      of Class (1)

W. Kirk Hankins                                293,943 (2)            10.1%
1950 Excel Drive
Mankato, MN 56001

Lorin E. Krueger                               246,723 (3)             8.4%
1950 Excel Drive
Mankato, MN 56001

Kirk P. Hankins                                 51,500 (4)             1.8%

S. Robert Dessalet                              19,000 (5)             *

Thomas J. dePetra                               12,000 (6)             *

David L. Ewert                                   3,000 (6)             *

Peter D. Jones                                  14,000 (7)             *

Steven N. Bronson                              233,620 (8)             8.0%
16 E. 52nd St., Suite 501
New York, NY 10022

All Current Executive Officers                 795,274 (9)            25.8%
and Directors as a Group
(9 Individuals)
---------------------

*        Less than 1% of the outstanding shares of Common Stock.

(1) Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2) Includes 69,842 shares held by Mr. Hankins's spouse, which shares Mr. Hankins disclaims beneficial ownership of, and 32,000 shares which may be purchased by Mr. Hankins upon exercise of currently exercisable options.

(3) Includes 800 shares held by Mr. Krueger's spouse and 32,000 shares which may be purchased by Mr. Krueger upon exercise of currently exercisable options.

(4) Includes 26,500 shares which may be purchased by Mr. Hankins upon exercise of currently exercisable options.

(5) Includes 5,000 shares owned jointly by Mr. Dessalet and his spouse and 14,000 shares which may be purchased by Mr. Dessalet upon exercise of currently exercisable options.

(6) Represents shares which may be purchased upon exercise of currently exercisable options.

(7) Includes shares held by Mr. Jones's spouse and 3,000 shares which may be purchased by Mr. Jones upon exercise of a currently exercisable option.

(8) Includes 28,212 shares which may be purchased by Mr. Bronson upon exercise of a currently exercisable warrant.

(9) Includes 91,373 shares held by family members of officers and directors, and 189,450 shares which may be purchased upon exercise of currently exercisable options.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. The Board of Directors unanimously recommends that the number of directors be set at seven and that seven directors be elected. Unless otherwise instructed, the Proxies will be so voted.

         Under applicable Minnesota law, approval of the proposal to set the number of directors at seven and the election of the nominees to the Board of Directors require the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the absence of other instruction, the Proxies will be voted for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors. If, prior to the 1999 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 1999 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

Name and Age of                     Current Position                    Director
Director/Nominee          Age       with the Company                      Since
---------------------     ---       --------------------------------    --------
W. Kirk Hankins           71        Chairman of the Board,                1983
                                    Chief Executive Officer and
                                    Chief Financial Officer

Lorin E Krueger           43        President, Chief Operating Officer,   1978
                                    Secretary and Director

Kirk P. Hankins           37        Vice President of Marketing           1990
                                    and Director

S. Robert Dessalet        66        Director                              1985

Thomas J. de Petra        52        Director                              1994

David L. Ewert            48        Director                              1998

Peter D. Jones            40        Director                              1998


         W. Kirk Hankins has served as Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company since December 1983. Mr. Hankins also served as President of the Company from April 1985 until January 1999. Mr. Hankins served as President, Chairman and Chief Financial Officer of Playtronics Corporation from 1985 until March 1990, when Playtronics merged into the Company. He was Associate Professor of Accounting at Mankato State University and owner and operator of a management consulting firm from 1976 to 1984. W. Kirk Hankins is the father of Kirk P. Hankins, a director and Vice President of Marketing, and Kimberley E. Kleinow, Vice President of Procurement and Materials.

         Lorin E. Krueger has served as President and Chief Operating Officer of the Company since January 1999 and as Secretary of the Company since 1983. Mr. Krueger served as Senior Vice President of Operations of the Company from March 1987 until January 1999. Mr. Krueger has been an employee of the Company since 1976 and served as its Vice President from January 1977 to March 1987.

         Kirk P. Hankins has served as Vice President of Marketing of the Company since April 1989. Mr. Hankins served as Secretary of Playtronics from October 1985 until March 1990, when Playtronics merged into the Company, and as Vice President of Playtronics from October 1985 until April 1989. From 1984 to 1985, Mr. Hankins was the Marketing Manager of the Company. Kirk P. Hankins is the son of W. Kirk Hankins, Chairman, Chief Executive Officer and Chief Financial Officer, and the brother of Kimberley E. Kleinow, Vice President of Procurement and Materials.

         S. Robert Dessalet has been self-employed as a management consultant since January 1997. From September 1996 to January 1997, he served as Vice President-Finance and Administration of Rimage Corporation, a manufacturer of computer software duplication and finishing systems. He served as Vice President-Finance and Administration of Dunhill Software Services, Inc., a software duplication company, from May 1994 to September 1995. Mr. Dessalet was a consultant for Dessalet & Associates, a business consulting firm, from January 1993 to May 1994. He was employed by National Poly Products, Inc., a producer of polyethylene packaging film in Mankato, Minnesota, from June 1968 to January 1993 in various capacities including Chief Financial Officer.

         Thomas J. de Petra has served as Chief Operating Officer of International Concept Development, Inc., a restaurant and hotel developer, since August 1998. From October 1997 to August 1998, Mr. de Petra served as Chief Operating Officer of Illuminated Media Inc., an advertising company. From February 1996 to June 1997, Mr. de Petra served as Chief Executive Officer of Nortech Forest Technologies, Inc., a manufacturer of animal repellents, and continued providing full-time services as a consultant until October 1997. Mr. de Petra was a management consultant to Minnesota-based manufacturing companies from June 1993 to February 1996, and he was Chief Information Officer of IDC Holdings, Ltd. from June 1993 to November 1994. Mr. de Petra was President and owner of DePetra & Associates, Inc., a financial communications firm, formerly known as First Financial Investor Relations, Inc., from August 1986 to October 1993.

         David L. Ewert has served as President of Jones Metal Products, Inc. since April 1997, prior to which he served in various capacities, including Vice President, Treasurer and Controller, since he joined Jones Metal Products in August 1973. Mr. Ewert has also served as Accounting Manager for Katolight Corporation since 1991. From 1972 to December 1973, Mr. Ewert was a Staff Accountant with Frentz, Lieske and Rogers, a public accounting firm.

         Peter D. Jones has served as President of Crysteel Mfg., a national manufacturer of truck bodies and related equipment located in Lake Crystal, Minnesota, since January 1994. From 1988 through 1993, Mr. Jones served as Vice President of Sales and Marketing for Crysteel and as its National Sales Manager from 1986 through 1988.


                          BOARD AND COMMITTEE MEETINGS

         During fiscal 1998, the Board of Directors held three formal meetings and took action by unanimous written consent twice. Each director attended 100% of the meetings of the Board and the committees on which such director served during 1998.

         The Company's Board of Directors has three standing committees, the Audit Committee, Compensation Committee and Stock Option Committee. The Company does not have a nominating committee.

         The Audit Committee members are S. Robert Dessalet, Thomas J. de Petra, David L. Ewert and Peter D. Jones, with Messrs. Ewert and Jones joining the committee at the time of their election to the Board on May 14, 1998. This committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. During 1998, the Audit Committee met twice.

         The Compensation Committee members are S. Robert Dessalet, Thomas J. de Petra, David L. Ewert and Peter D. Jones, with Messrs. Ewert and Jones joining the committee at the time of their election to the Board on May 14, 1998. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. During 1998, the Compensation Committee did not meet but took action by unanimous written consent once.

         The Stock Option Committee members are S. Robert Dessalet, Thomas J. de Petra, David L. Ewert and Peter D. Jones, with Messrs. Ewert and Jones joining the committee at the time of their election to the Board on May 14, 1998. This committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of the Company's Stock Option Plans. The Stock Option Committee did not meet during 1998, but it took action by unanimous written consent five times.


                        EXECUTIVE OFFICERS OF THE COMPANY

         The name and ages of all of the Company's executive officers and the positions held by them are listed below.

                Name              Age       Position

         W. Kirk Hankins          71        Chairman of the Board, Chief
                                            Executive Officer and Chief
                                            Financial Officer

         Lorin E. Krueger         43        President, Chief Operating Officer,
                                            Secretary and Director

         Kirk P. Hankins          37        Vice President of Marketing and
                                            Director

         Terry E. Treanor         36        Vice President of Manufacturing

         Kimberley E. Kleinow     31        Vice President of Procurement and
                                            Materials

         Steven W. Vogel          42        Vice President of Engineering


         The business experience of W. Kirk Hankins, Lorin E. Krueger and Kirk
P. Hankins is set forth in the section of this Proxy Statement entitled Election of Directors.

         Terry E. Treanor joined the Company in July 1994 and was elected as Vice President of Manufacturing on June 28, 1996, prior to which he served in various capacities, including Quality Assurance Manager and Operations Manager. Mr. Treanor was employed by Onan Corp., a power generation company, from January 1985 until July 1994, serving most recently as Supplier Quality Engineer.

         Kimberley E. Kleinow joined the Company in October 1991 and was elected as Vice President of Procurement and Materials on December 22, 1997, prior to which she served as Director of Materials from November 1996 to December 1997 and as Purchasing Manager from October 1991 to November 1996. Kimberley Kleinow is the daughter of W. Kirk Hankins and the sister of Kirk P. Hankins, both of whom are officers and directors of the Company.

         Steven W. Vogel joined the Company in May 1994 and was elected to Vice President of Engineering on September 7, 1998, prior to which he served as Manager of Engineering from April 1996 to September 1998 and as Design Engineer from May 1994 to April 1996. From April 1988 to May 1994, Mr. Vogel served as Design Engineer for Micro-Trak Systems, Inc., a Minnesota-based agricultural electronics company.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Chief Executive Officer and to the other executive officers whose total annual salary and bonus earned or accrued exceeded $100,000 during fiscal year 1998.

                                                                                   Long Term Compensation
                                                                          ------------------------------------
                                          Annual  Compensation               Awards                   Payouts
                                   -----------------------------------    ------------------------------------
                                                                          Restricted                   LTIP       All Other
Name and Principal         Fiscal                                           Stock                     Payouts   Compensation
       Position            Year    Salary ($)   Bonus ($)    Other ($)    Awards ($)     Options        ($)           ($)(1)
-------------------------  -----   ----------   ---------    ---------    ----------     -------     ---------  ------------
W. Kirk Hankins,            1998      135,000   126,582        --            --         32,000(2)       --          3,261
  Chief Executive           1997      122,472    75,521        --            --             --          --          3,167
  Officer, President,       1996      113,000    49,105        --            --             --          --          3,021
  and Chief Financial
  Officer

Lorin E. Krueger,           1998       102,000   109,591        --            --        32,000(2)       --          3,261
  Senior Vice President     1997        90,979    63,098        --            --            --          --          3,167
  of Operations and         1996        84,240    40,405        --            --            --          --          3,021
  Secretary

Kirk P. Hankins,            1998        76,000    67,763        --            --        32,000(2)       --          3,353
  Vice President of         1997        71,500    26,491        --            --            --          --          2,988
  Marketing                 1996        65,880    14,705        --            --            --          --          2,274

----------------

(1) Represents contribution to the Company's 401(k) Plan for executive officer's benefit.

(2) Includes options to purchase 22,000 shares of the Company's Common Stock which were previously granted but were repriced in 1998. See Stock Option Repricing and Report on Repricing of Options.

Option Grants During 1998 Fiscal Year

         The following table provides information regarding stock options granted during fiscal 1998 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                         Percent of Total Options
                           Options         Granted to Employees         Exercise or Base
         Name              Granted            in Fiscal Year             Price Per Share*         Expiration Date
         ----              -------            --------------             ---------------          ---------------

W. Kirk Hankins           10,000 (1)               3.0%                      $2.819                  12/31/03
                          12,000 (1)               3.6%                      $1.925                  12/21/00
                          10,000 (2)               3.0%                      $1.925                  12/21/00

Lorin E. Krueger          10,000 (1)               3.0%                      $2.563                  12/31/03
                          12,000 (1)               3.6%                      $1.925                  12/21/00
                          10,000 (2)               3.0%                      $1.925                  12/21/00

Kirk P. Hankins           10,000 (1)               3.0%                      $2.819                  12/31/03
                          12,000 (1)               3.6%                      $1.925                  12/21/00
                          10,000 (2)               3.0%                      $1.925                  12/21/00

------------------

(1) Options were previously granted in 1995, but were repriced in 1998. The options were either exercisable immediately on the date of the original grant or become exercisable to the extent of one-fourth of the shares on each anniversary date. See Stock Option Repricing and Report on Repricing of Options.

(2)      Options became exercisable on December 31, 1998, the date of grant.



Option Exercises During 1998 Fiscal Year and Fiscal Year-End Option Values

         The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 1998 and the number and value of options at December 31, 1998. The Company does not have any outstanding stock appreciation rights.

                                                                                                   Value of
                                                                     Number of                    Unexercised
                                                                    Unexercised                  In-the-Money
                                                                     Options at                   Options at
                                Shares                           December 31, 1998             December 31, 1998
                               Acquired           Value             Exercisable/                 Exercisable/
Name                          on Exercise       Realized           Unexercisable               Unexercisable(1)

W. Kirk Hankins                   --               --            32,000 exercisable           $14,036 exercisable
                                                                  0 unexercisable              $0 unexercisable

Lorin E. Krueger                  --               --            32,000 exercisable           $17,886 exercisable
                                                                  0 unexercisable              $0 unexercisable

Kirk P. Hankins                   --               --            26,500 exercisable           $10,527 exercisable
                                                                5,500 unexercisable          $3,509 unexercisable

------------------

(1) Value is calculated on the basis of the difference between the option exercise price and $2.563, the closing sale price for the Company's Common Stock on December 31, 1998 as quoted by the Nasdaq SmallCap Market, multiplied by the number of shares of Common Stock underlying the option.

Stock Option Repricing

         The following table provides information related to the repricing of five-year options originally granted in 1995 to the named executive officers, which repricing occurred on October 22, 1999.

                                           Shares Underlying         Exercise Price at
          Name and Position                 Repriced Options          Time of Repricing        New Exercise Price

W. Kirk Hankins                                  10,000                     $3.30                   $1.925 (1)
Chairman, Chief Executive Officer                12,000                     $2.96                   $1.925 (1)
and Chief Financial Officer

Lorin E. Krueger                                 10,000                     $3.00                   $1.75 (2)
President and Chief Operating Officer            12,000                     $2.69                   $1.75 (2)

Kirk P. Hankins                                  10,000                     $3.64                   $1.925 (1)
Vice President of Marketing                      12,000                     $2.96                   $1.925 (1)

(1)      Exercise price is equal to 110% of closing price on date of repricing.

(2)      Exercise price is equal to 100% of closing price on date of repricing.

Report on Repricing of Options

         On October 22, 1998, the Stock Option Committee repriced all outstanding options held by current employees and directors, that had an exercise price of more than $1.75 per share, the closing price of the Company's Common Stock on that date. The three named officers each held options to purchase 22,000 shares, which had an exercise price above $1.75 per share. The options held by Messrs. Hankins were repriced to $1.925, and those held by Mr. Krueger were repriced to $1.75, which prices are equal to 110% and 100%, respectively, of the closing price of the Company's stock as reported by Nasdaq SmallCap Market on October 22, 1998. No other terms of the options were amended. The Stock Option Committee repriced the options in order to preserve an economic incentive for continued commitment to the Company's success.

                               Members of the Stock Option Committee:

                               S. Robert Dessalet            Peter D. Jones
                               David L. Ewert                Thomas J. de Petra

Compensation to Directors

         The outside directors are paid $500 for attendance at each Board meeting and $250 for each committee meeting, plus expenses. In addition, the Company's 1997 Stock Option Plan provides for automatic option grants to each director who is not an employee of the Company (a "Non-Employee Director"). Each Non-Employee Director who is elected for the first time as a director is granted a nonqualified option to purchase 3,000 shares of Common Stock. Each Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a nonqualified option to purchase 3,000 shares of Common Stock. No director shall receive more than one option pursuant to the formula plan in any one fiscal year. All options granted pursuant to these provisions are granted at a per share exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, and they are immediately exercisable and expire on the earlier of (i) three months after the optionee ceases to be a director (except by death) and (ii) five (5) years after the date of grant. In the event of the death of a Non-Employee Director, any option granted to such Non-Employee Director pursuant to this formula plan may be exercised at any time within six (6) months of the death of such Non-Employee Director or until the date on which the option, by its terms, expires, whichever is earlier. All directors received a gift of $500 at the end of the year.

Employment Agreements and Termination of Employment Arrangements

         The Company entered into an Employment Agreement effective January 1, 1999 with W. Kirk Hankins, Chief Executive Officer and Chief Financial Officer, which agreement's initial term expires December 31, 2003, with additional one-year terms thereafter, unless either party gives notice to the other party 60 days prior to the end of such term that such party wishes to terminate the agreement. The agreement provides for an annual base salary in an amount determined by the Compensation Committee, which amount has been determined to be $142,000 for 1999. Mr. Hankins is entitled to receive an annual bonus consisting of stock options and/or a cash payment at the sole discretion of the Compensation Committee. If Mr. Hankins terminates his employment for good reason during the two years following a change in control of the Company, he is entitled to an amount equal to the salary and bonus paid to him for the two fiscal years preceding such termination, which amount shall be paid in 24 equal monthly installments. Mr. Hankins has agreed that, during the two-year period following the termination of his employment, except following a change of control as hereinbefore described, he will not (i) compete with the Company,
(ii) solicit or communicate with the Company's customers or (iii) solicit any of the Company's employees to leave the Company. Pursuant to the terms of the agreement, Mr. Hankins received an option to purchase 10,000 shares of the Company's Common Stock.

         The Company also entered into Employment Agreements effective January 1, 1999 with Lorin E. Krueger, President and Chief Operating Officer, and Kirk
P. Hankins, Vice President of Marketing, which agreements are identical to the terms of the agreement with W. Kirk Hankins described above. The Compensation Committee has determined that the base salaries for 1999 for Mr. Krueger and Mr. Hankins are $120,000 and $80,000, respectively.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 1998, all executive officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements, except that the initial reports on Form 3 for Messrs. Ewert and Jones were filed late.

                          INDEPENDENT PUBLIC ACCOUNTANT

         On May 1, 1998, Ahern Montag & Vogler, Ltd. ("Ahern") resigned as the independent public accountants of the Company, and the Company selected McGladrey & Pullen, LLP ("McGladrey") to serve as its independent public accountants. In connection with the audits of the two years ended December 31, 1997, and the subsequent interim period preceding the selection of McGladrey, there were no disagreements with Ahern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of Ahern on the financial statements of the Company as of and for the years ended December 31, 1997 and December 31, 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         Representatives of McGladrey are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the 1999 Annual Meeting. If any other matter properly comes before the 1999 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2000 Annual Meeting must be received by the Company by December 5, 1999 to be included in the Company's proxy statement and related proxy for the 2000 Annual Meeting. Shareholder proposals intended to be presented at the next Annual Meeting but not included in the proxy materials will be considered timely if received by the Company on or before February 17, 2000.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1998, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

                                   FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE PRESIDENT OF WINLAND ELECTRONICS, INC., 1950 EXCEL DRIVE, MANKATO, MINNESOTA 56001. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 22, 1999, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 1999 ANNUAL MEETING OF SHAREHOLDERS.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              W. Kirk Hankins
Dated:  April 2, 1999         Chairman and Chief Executive Officer

                            WINLAND ELECTRONICS, INC.
                               ------------------

                                      PROXY
                   for Annual Meeting to be held May 13, 1999
                               ------------------

The undersigned hereby appoints W. KIRK HANKINS and LORIN E. KRUEGER, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Winland Electronics, Inc. registered in the name of the undersigned at the 1999 Annual Meeting of Shareholders of the Company to be held at the Company's corporate offices located at 1950 Excel Drive, Mankato, Minnesota at 7:00 p.m., on Thursday, May 13, 1999, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

The Board of Directors recommends that you vote "FOR" each proposal.

1.       Set the number of directors at seven (7).

              [ ] FOR     [ ] AGAINST      [ ] ABSTAIN

2.       Elect Directors.  Nominees: W. Kirk Hankins         Kirk P. Hankins
                                     Lorin E. Krueger        Thomas J. de Petra
                                     S. Robert Dessalet      David L. Ewert
                                                             Peter D. Jones

              [ ] FOR all nominees listed above    [ ]WITHHOLD AUTHORITY to
                  (except those whose names have      vote for all nominees
                  been written on the line below)     listed above.

                ________________________________________________

3. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                    Date: ______________________________,  1999


                                    ___________________________________________

                                    ___________________________________________
                                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.